UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (914) 345-2620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to Vote of Security Holders.

           On June 17, 2010, SmartPros Ltd. (the “Company”) held its 2010 Annual Meeting of Stockholders. At that meeting, stockholders:

  Re-elected two incumbent Class III directors to serve until the annual meeting of stockholders in 2013 and until their successors are elected and qualified; and

  Approved, on an advisory basis, the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent auditors for the 2010 fiscal year.

           The specific votes were as follows:

1.	With respect to the election of Class III directors:

	VOTES
			BROKER NON-
NAME	FOR	WITHHELD	VOTES

Allen S. Greene	2,437,802	65,450	1,470,276

Leonard J. Stanley	2,456,852	46,400	1,470,276

2.	With respect to the advisory approval of Holtz Rubenstein Reminick, LLP:

VOTES
FOR	AGAINST	ABSTAIN
3,952,921	18,207	2,400

* * * * *

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated:	June 17, 2010	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer